Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 x

Pre-Effective Amendment No. ¨

Post-Effective Amendment No. 627 x

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 x

Amendment No. 628 x

____________________________________________

Unified Series Trust

____________________________________________

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

____________________________________________

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Jennifer L. Merchant

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

____________________________________________

(Name and Address of Agent for Service)

Copies to:

JoAnn Strasser, Esq.

Thompson Hine LLP

41 South High Street, 17th Floor

Columbus, OH 43215-6101

(614) 469-3265

It is proposed that this filing will become effective:

□	immediately upon filing pursuant to paragraph (b)
☒	on July 29, 2026 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on _______ pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on _______ pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

ABSOLUTE SELECT ETF (ABEQ)

(formerly, Absolute Select Value ETF)

Primary Listing Exchange for the Fund: NYSE Arca, Inc.

Prospectus

July 29, 2026

Absolute Investment Advisers, LLC

82 S. Barrett Square, Unit 2G

Rosemary Beach, FL 32461

https://absoluteadvisers.com/	1-833-267-3383

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	3
Performance	5
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	7
Investment Objective	7
Principal Investment Strategies of the Fund	7
Principal Risks of Investing in the Fund	8
Changes in Investment Objective or Policies	12
Temporary Defensive Positions	12
Portfolio Holdings	12
Cybersecurity	12
ACCOUNT INFORMATION	13
How to Buy and Sell Shares	13
Determination of Net Asset Value	14
Premium/Discount Information	15
Dividends, Distributions and Taxes	15
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	17
Adviser	17
Subadviser	18
Portfolio Manager	18
FINANCIAL HIGHLIGHTS	19
DISCLAIMERS	20
FOR MORE INFORMATION	back Cover

SUMMARY SECTION

Investment Objective

The Absolute Select ETF (the “Fund”) seeks positive absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table or Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver and/or Expense Reimbursement[1]	(0.21)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.85%
1-	The Fund’s adviser, Absolute Investment Advisers, LLC (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit total annual Fund operating expenses to 0.85% of the average daily net assets of the Fund through July 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees (the “Board”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment.

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Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$316	$564	$1,275

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. During the fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio. The portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

Principal Investment Strategies

St. James Investment Company, LLC, the Fund’s investment sub-adviser (the “Subadviser”), seeks to achieve the Fund’s objective by investing primarily in equity securities of U.S. companies that the Subadviser believes are priced at a substantial discount to the Subadviser’s estimate of fair value. However, the Fund may invest in companies of any market capitalization and in any economic sector, including equity securities of foreign companies that trade on U.S. exchanges, either directly or through American Depositary Receipts (“ADRs”). The Subadviser, which actively manages the Fund, uses a five-stage process to identify, purchase, and sell companies that it believes are fundamentally attractive and will yield positive absolute returns, meaning it seeks positive returns in all market conditions, over complete market cycles, net of fees and expenses, and not returns that outperform a specific benchmark.

The Subadviser expects that, because of its “bottom up” approach to company analysis, from time to time, the Fund could be overweight in certain market sectors. The Subadviser’s strategy is based on company by company analysis, not market sector analysis. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in fewer issuers than a diversified fund.

The Fund may also invest all or substantially all of its assets in cash and cash equivalents, including money market funds and other short-term fixed income investments, in seeking to protect principal, or when, in the Subadviser’s opinion, there are not sufficient companies at valuations appropriate for investment. As an alternative to holding cash or cash equivalents, the Subadviser may invest the Fund’s assets in shares of other investment companies, including open-end and closed-end funds and ETFs (collectively, “Underlying Funds”) in order for the Fund to be more fully invested.

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Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Subadviser believes are their full market values, either because the market fails to recognize what the Subadviser considers to be the companies’ true business values or because the Subadviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.
•	Active Management Risk. The Fund is actively-managed and is thus subject to management risk. The Subadviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.
•	Fluctuation of Net Asset Value Risk. The net asset value (“NAV”) of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange (as defined in the “Purchase and Sale of Fund Shares” section of this Prospectus).
•	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
•	Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of this Prospectus), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.
•	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.
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•	Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•	Small and Medium Cap Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
•	Underlying Funds Risk. When the Fund invests in an Underlying Fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds (such as the use of leverage). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their NAV or that an active market may not develop.
•	Money Market Fund Risks. When the Fund invests in an Underlying Fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the Underlying Fund will be able to do so.
•	Equity Securities Risk. The NAV of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Foreign Company Risk. Investing in foreign companies may involve risks not associated with equity investments in U.S. companies, including currency fluctuation, inflation, local withholding and other taxes, different financial reporting practices and regulatory standards, changes in political conditions, nationalization, expropriation, and investment and repatriation restrictions. The Fund may lose money due to political, security, economic and geographic events affecting issuers of non-U.S. companies.
o	Depositary Receipt Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.
•	Risk of Investing in Developed Countries. The Fund's investments in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
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•	Non-Diversification Risk. Because the Fund is non-diversified, it will hold larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security held by the Fund likely will have a greater impact on the Fund’s NAV and total return than a diversified fund.
•	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.
•	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its agents seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is no guarantee of how it will perform in the future.

Annual Total Return (year ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter: Fourth Quarter 2022 11.62%

Worst Quarter: Second Quarter 2022 (9.66)%

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The Fund’s year to date return as of June 30, 2026 was 4.53%.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2025)

Absolute Select ETF	1 Year	5 Years	Since Inception (January 21, 2020)
Return Before Taxes	15.09%	8.64%	7.65%
Return After Taxes on Distributions	14.75%	8.25%	7.28%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	6.75%	5.97%
S&P 500 Total Return Index[1] (reflects no deductions for fees, expenses and taxes)	17.88%	14.42%	14.68%

1-	The S&P 500 Total Return Index is a market capitalization weighted index of 500 leading publicly traded companies in the U.S. The index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the indices would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-833-267-3383.

Portfolio Management

Investment Adviser – Absolute Investment Advisers, LLC

Investment Subadviser – St. James Investment Company, LLC

Portfolio Manager

-	Robert J. Mark, Managing Member of the Subadviser, has been the portfolio manager of the Fund since its inception in January 2020.

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Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”) and trade at market prices rather than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks positive absolute returns.

Principal Investment Strategies of the Fund

St. James Investment Company, LLC, the Fund’s investment sub-adviser (the “Subadviser”), seeks to achieve the Fund’s objective by investing primarily in equity securities of U.S. companies that the Subadviser believes are priced at a substantial discount to the Subadviser’s estimate of fair value. However, the Fund may invest in companies of any market capitalization and in any economic sector, including equity securities of foreign companies that trade on U.S. exchanges, either directly or through American Depositary Receipts (“ADRs”). The Subadviser, which actively manages the Fund, uses a five-stage process to identify, purchase, and sell companies that it believes are fundamentally attractive and will yield positive absolute returns, meaning it seeks positive returns in all market conditions, over complete market cycles, net of fees and expenses, and not returns that outperform a specific benchmark.

The first stage of the Subadviser’s process is Qualification. The Subadviser begins with a universe of approximately 1700 companies and identifies candidates that the Subadviser believes are strong financially and have near-term operating challenges that depress its price, which the Subadviser believes is a combination that offers the potential for long-term value. The second stage is Quantitative Valuation, in which the Subadviser analyzes the initial set of candidates to estimate the fair value of the company. In the third stage, Fundamental Qualitative Research, the Subadviser conducts research to assess whether a company is likely to move toward the Subadviser’s estimate of fair

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value. In the fourth stage, Portfolio Construction, the Subadviser selects a relatively small number of companies, typically between 20 and 25, with, at the time of purchase, no more than 8% in any given position and no more than 20% in a particular industry. The Subadviser expects that, because of its “bottom up” approach to company analysis, from time to time, the Fund could be overweight in certain market sectors. The Subadviser’s strategy is based on company by company analysis, not market sector analysis. In the fifth stage, Sell Discipline, the Subadviser employs a process that triggers a sale when a company hits a sell target determined at the time of purchase, or when the Subadviser believes that there has been a significant change in the long-term prospects for the company.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in fewer issuers than a diversified fund.

The Fund may also invest all or substantially all of its assets in cash and cash equivalents, including money market funds and other short-term fixed income investments, in seeking to protect principal, or when, in the Subadviser’s opinion, there are not sufficient companies at valuations appropriate for investment. As an alternative to holding cash or cash equivalents, the Subadviser may invest the Fund’s assets in shares of other investment companies, including open-end and closed-end funds and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) in order for the Fund to be more fully invested.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Value Style Risk. Value stocks involve the risk that they may never reach what the Subadviser believes is their true value, either because the market does not similarly recognize what the Subadviser believes to be the stock’s true value or because the Subadviser’s assessment of the stock’s prospects is wrong. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. While the Subadviser seeks to acquire stocks for the Fund’s portfolio that are undervalued by the market, the stocks held by the Fund may decrease in value. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing.
•	Active Management Risk. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the Subadviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses to the Fund and the
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Fund may not achieve its investment objective.

•	Fluctuation of Net Asset Value Risk. The net asset value (“NAV”) of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Subadviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the shares will trade at premiums or discounts to NAV.
•	Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. The NAV of shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether shares will trade below, at or above their NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to shares trading at a premium or discount to the Fund’s NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation-redemption feature is designed to make it more likely that the Fund’s shares normally will trade on the Exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

Absence of Prior Active Market. While the Fund’s shares are listed on an exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Distributor does not maintain a secondary market in shares.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

•	Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this Prospectus) may engage in creation and redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
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•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.
•	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector. For example, to the extent the Fund focuses its investments in the energy sector, such as those engaged in the development, production and distribution of energy resources, it will be exposed to additional risk related to supply and demand for specific products, resources, or energy products in general. The energy sector is cyclical and highly dependent on commodity prices, which can change rapidly. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, energy conservation efforts, environmental policies, depletion of resources, concerns about global warming trends, interest rate sensitivity, world events and economic conditions likewise will affect the performance of companies in these industries. Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation.
•	Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•	Small and Medium Cap Company Risk. Securities issued by small- and medium-cap companies involve greater risk of loss and price fluctuation than larger companies. Their securities may be less liquid and more volatile. Securities of small- and mid-cap companies may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result, the Fund could have greater difficulty buying or selling a security of small- or mid-cap issuer at an acceptable price, especially in periods of market volatility.
•	Underlying Funds Risk. When the Fund invests in an Underlying Fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds (such as the use of leverage). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their NAV or that an active market may not develop.
•	Money Market Fund Risk. When the Fund invests in an Underlying Fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. While each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the Underlying Fund will be able to do so.
•	Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.
•	Foreign Company Risk. Investing in foreign companies may involve risks not associated with equity investments in U.S. companies, including currency fluctuation, inflation, local withholding and other taxes, different financial reporting practices and regulatory standards, changes in political conditions, nationalization, expropriation, and investment and repatriation restrictions. The Fund may lose money due to political, security, economic and geographic events affecting issuers of non-U.S. companies.
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o	Depositary Receipt Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.
•	Risk of Investing in Developed Countries. The Fund's investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Non-Diversification Risk. Because the Fund is non-diversified, it will hold larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. In particular, the Fund typically seeks to hold between 15 and 25 companies and therefore may be more susceptible to adverse developments affecting any single company held in its portfolio, and may be more susceptible to greater losses because of these developments, than a diversified fund that holds a greater number of investments.
•	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.
•	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its agents seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
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Changes in Investment Objective or Policies

The Board may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this Prospectus or in the Fund’s Statement of Additional Information (“SAI”).

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. As an actively managed transparent ETF, the Fund discloses on its website on each day the Exchange is open for regular trading, before commencement of trading in the Fund’s shares on the Exchange, the identities and quantities of all the portfolio instruments held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. However, the Fund reserves the right to adopt a semi-transparency policy which would allow the Fund to disclose information to facilitate efficient trading of shares through substantial portfolio transparency and publication of informative metrics, while shielding the identity of the full portfolio contents of the Fund to protect the Fund’s investment strategy. The Fund may adopt such a policy with approval of the Board and without shareholder approval, subject to obtaining any required exemptive relief.

Cybersecurity Risks

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, the Subadviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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ACCOUNT INFORMATION

How to Buy and Sell Shares

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Distributor (“Authorized Participants” or “APs”) may acquire shares directly from the Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks, or Creation Units, of shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an AP deposits into the Fund a designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, the Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement.

The Fund charges APs standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs).

The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$250	200 basis points (2.00)%

*As a percentage of the amount invested.

The Fund reserves the right to make redemptions of shares for cash.

Shares of the Fund are listed for trading on NYSE Arca, Inc. under the symbol ABEQ. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases And Redemptions Of Fund Shares

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

Determination of Net Asset Value

The NAV per share is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. The NAV per share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives an order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. When pricing securities using its fair valuation

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policies and procedures, the Valuation Designee seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Valuation Designee at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Valuation Designee’s fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding how often the shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV per share of the Fund during the past four calendar quarters, when available, can be found at https://absoluteadvisers.com.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid semi-annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	the Fund makes distributions,
•	you sell your shares listed on the Exchange, and
•	you purchase or redeem Creation Units.

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Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid semi-annually by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct social security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

If a shareholder purchases shares after the Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and the shareholder may pay full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, the shareholder will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price. This is known as “buying a dividend.”

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Absolute Investment Advisers, LLC, located at 82 S. Barrett Square, Unit 2G, Rosemary Beach, FL 32461, serves as the investment adviser to the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment management services to the Fund. As of March 31, 2026, the Adviser had approximately $1.73 billion of assets under management.

For its management services, the Adviser is paid a management fee at the annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund for a portion of other expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) in order to limit the Fund’s total annual operating expenses to 0.85% of the Fund’s average daily net assets . The contractual agreement is in place through July 31, 2027 and may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment. During the fiscal year ended March 31, 2026, the Adviser received a management fee equal to 0.64% of the average daily net assets of the Fund after fee waivers and expense reimbursements.

A discussion summarizing the basis on which the Board renewed the management agreement is included in the Fund’s Form N-CSR dated September 30, 2025.

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Subadviser

The Adviser entered into a sub-advisory agreement with St. James Investment Company, LLC, located at 535 S. Kimball Ave., Suite 140, Southlake, TX 76092, pursuant to which the Subadviser manages the Fund’s portfolio and makes investment decisions. The Subadviser was formed in 1999 and manages assets for institutional clients and high-net worth individuals.

For its sub-advisory investment services to the Fund, the Subadviser receives a fee from the Adviser, at the annual rate of 0.30% of the Fund’s average daily net assets.

The Adviser oversees the Subadviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Subadviser’s adherence to its investment style. Notwithstanding the delegation to the Subadviser, the Adviser retains primary responsibility with respect to all matters relating to the Fund. The Adviser (not the Fund) pays the Subadviser out of the investment management fee that it receives from the Fund.

A discussion summarizing the basis on which the Board renewed the sub-advisory agreement is included in the Fund’s Form N-CSR dated September 30, 2025.

Portfolio Manager

The investment decisions for the Fund are made by Robert J. Mark, co-founder and Managing Member of the Subadviser. Mr. Mark serves as portfolio manager for the Subadviser’s Select strategy. Mr. Mark formerly worked in the Private Client Group at Goldman Sachs in Houston after graduating from the University of Texas at Austin where he received his MBA in Finance. He graduated in 1989 from the United States Military Academy at West Point with a BS in Engineering.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including his compensation, other accounts that he manages, and ownership of Fund shares.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance for the years shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR for the fiscal year ended March 31, 2026, which are available upon request without charge.

ABSOLUTE SELECT ETF

(FORMERLY, ABSOLUTE SELECT VALUE ETF)

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended March 31,
	2026	2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$ 34.04	$ 30.37	$ 27.98	$ 29.88	$ 26.22
Investment operations: Net investment income	0.42	0.53	0.51	0.56	0.22
Net realized and unrealized gain (loss) on investments	3.72	3.61	2.62	(2.13)	3.61
Total from investment operations	4.14	4.14	3.13	(1.57)	3.83
Less distributions to shareholders from:
Net investment income	(0.45)	(0.47)	(0.74)	(0.33)	(0.17)
Total distributions	(0.45)	(0.47)	(0.74)	(0.33)	(0.17)
Net asset value, end of year	$ 37.73	$ 34.04	$ 30.37	$ 27.98	$ 29.88
Market price, end of year	$ 37.75	$ 34.08	$ 30.41	$ 27.94	$ 29.92
Total Return(a)	12.26%	13.79%	11.40%	(5.22)%	14.66%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$ 140,545	$ 97,001	$ 85,041	$ 90,935	$ 64,243
Ratio of net expenses to average net assets(b)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets before waiver and reimbursement	1.06%	1.11%	1.13%	1.16%	1.24%
Ratio of net investment income to average net assets	1.24%	1.67%	1.73%	2.30%	0.85%
Portfolio turnover rate(c)	38%	20%	18%	24%	23%

(a)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(b)	Ratio was determined after management fees reductions, expense reimbursements and/or recoupments.
(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by the NYSE Arca, Inc. The NYSE Arca, Inc. makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The NYSE Arca, Inc. is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The NYSE Arca, Inc. has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca, Inc. have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Fund’s Annual Report includes a discussion by Fund management of market conditions, economic trends, and investment strategies that significantly affected the Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains additional information about the Fund and its investment restrictions, risks, policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the Fund’s current SAI and Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Fund’s website at https://absoluteadvisers.com.

By Telephone: Call the Adviser at 1-833-267-3383.

By Mail: Send a written request to:

Absolute Select ETF

Absolute Investment Advisers, LLC

82 S. Barrett Square, Unit 2G

Rosemary Beach, FL 32461

Information about the Fund (including the SAI and other reports) is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

ABSOLUTE SELECT ETF (ABEQ)

(formerly, Absolute Select Value ETF)

A series of Unified Series Trust

Listed and traded on:

the NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2026

This Statement of Additional Information (“SAI”) provides general information about the Absolute Select ETF (the “Fund”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus (the “Prospectus”). This SAI incorporates by reference the Fund’s annual report to shareholders on Form N-CSR for the fiscal year ended March 31, 2026 (the “Annual Report”). To obtain a copy of the Prospectus or Annual Report, free of charge, please write to Absolute Investment Advisers, LLC (the “Adviser”) at 82 S. Barrett Square, Unit 2G, Rosemary Beach, FL 32461, call the Adviser at 1-833-267-3383, or visit the Fund’s website at https://absoluteadvisers.com/.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1
HOW TO BUY AND SELL SHARES	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	9
LIQUIDITY RISK MANAGEMENT PROGRAM	13
INVESTMENT LIMITATIONS	14
INVESTMENT MANAGEMENT	15
TRUSTEES AND OFFICERS	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
PORTFOLIO TURNOVER	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	25
CODE OF ETHICS	26
DISCLOSURE OF PORTFOLIO HOLDINGS	26
PROXY VOTING POLICY	27
DETERMINATION OF NET ASSET VALUE	27
STATUS AND TAXATION OF THE FUND	29
CUSTODIAN AND TRANSFER AGENT	31
OTHER FUND SERVICES	31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
DISTRIBUTOR	32
FINANCIAL STATEMENTS	32
DISCLAIMERS	32

DESCRIPTION OF THE TRUST AND THE FUND

The Fund was organized as a non-diversified series of Unified Series Trust (the “Trust”) on August 20, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Absolute Investment Advisers, LLC. The Adviser has retained St. James Investment Company, LLC (the “Subadviser”) to serve as sub-adviser to the Fund. The Fund commenced operations on January 21, 2020.

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of shares.

Shares are listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any open-end series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Under the Trust Agreement, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Trust Agreement or the 1940 Act. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the

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Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and sale of shares of the Fund, see “How to Buy and Sell Shares” in the Prospectus and in this SAI. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and in this SAI.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized investment company statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

HOW TO BUY AND SELL SHARES

Creation Units

The Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with Northern Lights Distributors, LLC, the Fund’s distributor (the “Distributor”) that governs transactions in the Fund’s Creation Units.

The Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of a basket of designated securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. The Fund is listed on NYSE Arca. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of shares for cash.

Exchange Listing and Trading

Shares of the Fund are available to the public on the NYSE Arca and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will also remove shares of the Fund from listing and trading upon termination of the Fund.

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As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$250	200 basis points (2.00)%

* As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the

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current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

An Authorized Participant must submit an irrevocable purchase order in proper form to the Distributor or its agent no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the date established by U.S. or international regulators.

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on the Settlement Date. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian

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through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on the Settlement Date. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered pursuant to the terms of the Participant Agreement.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares of the Fund in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

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The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

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Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.       Common Stocks and Equivalents. The Fund will invest in common stock and common stock equivalents (such as rights and warrants, and convertible securities) of both U.S. and foreign issuers, including issuers from non-U.S. developed countries. Warrants are options to purchase equity securities at a specified price valid for a specific period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.       Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds (open- or closed-end), money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, the Fund may invest in ETFs the investments of which are consistent with the Fund’s own investment strategy. In addition, the Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. Additionally, the Fund may invest in new exchange-traded shares as they become available. The Fund may invest in ETFs whose portfolios consist primarily of commodities. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders also may incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to redeem its investment in an underlying fund in the event of dissatisfaction with the fund.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

To the extent that the Fund invests in ETFs that invest in foreign securities, it will be subject to additional risks associated with direct investments in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent

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a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.       U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS is automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

D.       Cash Equivalents. The Fund may invest directly in cash and high-quality short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically. Various short-term fixed-income securities that the Fund invests in for cash management purposes are described below:

1.       Bank Obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

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2.       Commercial Paper. Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

3.       Investment Company Securities. (See “B” Above). The Fund may invest in other investment companies such as money market funds and short-term bond funds.

E.       Securities Lending. The Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Fund’s securities lending practices will be limited to no more than 33% of its total assets.

To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”) and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

F.       Preferred Stock. The Fund may invest in preferred stock of both U.S. and foreign issuers, including issuers from non-U.S. developed countries. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

G.       Defensive Positions. At times the Subadviser may determine that market, economic or political conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of Fund

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shareholders. The Subadviser then may cause the Fund to take temporary defensive positions that are designed mainly to limit losses. In implementing these strategies, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds), investment grade fixed-income securities, repurchase agreements, or other securities that the Subadviser believes are consistent with the Fund’s defensive strategies.

H.       Foreign Securities. The Fund may invest directly in foreign companies, including securities listed on U.S. exchanges. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign companies, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities may require paying higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the any assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of such assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

I.       Developed Countries. The Fund's investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

J.       Master Limited Partnerships (“MLPs”) and Publicly Traded Partnerships (“PTPs”). The Fund may directly invest a portion of their total assets in the equity or debt securities of MLPs or PTPs. MLPs and PTPs are generally considered a Qualified Publicly Traded Partnerships (“QPTPs) if certain conditions are met. A QPTP is defined as a publicly traded partnership whose interest in such partnership are traded on an established securities market, or are readily tradable on a secondary market and at least 90% of the gross income is derived from qualified sources. Qualified source is defined as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gains derived from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, gain from the sale or disposition of a capital asset held for the production of income, income and gains from commodities, futures, forwards and options with respect to commodities. MLPs or PTPs that meet the QPTP requirement are considered a qualified asset for IRS diversification and gross income testing applicable to mutual funds.

MLPs and PTPs are limited partnerships in which the ownership units are publicly traded. MLP and PTP units are

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registered with the U.S. Securities and Exchange Commission (“SEC”) and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries. PTPs are generally related to the investment industry, but they also may finance motion pictures, research and development and other projects. Generally, MLP and PTPs are operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP or PTP are generally those involved in investing in a partnership as opposed to a corporation. A change in current tax law, or a change in the underlying business mix of a given MLP or PTP, could result in an MLP or PTP being treated as a corporation for U.S. federal income tax purposes. This would result in the MLP or PTP being required to pay U.S. federal income tax on its taxable income, and could result in lower income to the Fund and a reduction in the value of the Fund’s investment in the MLP or PTP. Additional risks involved with investing in a MLP or PTP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs and PTPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP or PTP is allocated a share of the partnership’s income, gains, losses, deductions, and expenses. Investors in an MLP or PTP receive a Schedule K-1 each year, which reports their allocable share of the MLP or PTP’s income, expense and gain and losses for the tax year. This differs from an investment in a corporation, where the investor receives a 1099-DIV to report the amount of dividends that they received. The K-1 also provides information regarding the MLP or PTP’s activities in various states which may or may not result in state filing requirements for investors. Any cash distributions paid by the MLP or PTP during the year are generally considered a return of capital to the investor and typically are not subject to current tax. This flow-through treatment eliminates the double taxation seen with traditional corporate investments, where the corporation pays tax on their current earnings and profits and then the investor pays tax on any current year distributions received from the corporation’s earnings and profits.

Additionally, registered funds seeking to be taxed as regulated investment companies, such as the Fund, are limited in their ability to invest in QPTPs by current federal tax rules. If a mutual fund invests more than 25% of the value of its total assets in one or more QPTP, it will be subject to federal corporate income tax. For more information about the Fund’s tax status, please see “Status and Taxation of the Fund” in this SAI.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report.

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INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental, (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.	Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).
5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.
6.	Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
7.	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

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Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.
3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT MANAGEMENT

The Adviser

Absolute Investment Advisers, LLC, located at 82 S. Barrett Square, Unit 2G, Rosemary Beach, FL 32461, serves as the investment adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. Under the terms of the management agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board. The Adviser is principally owned by its employees.

For its management services, the Adviser is paid a management fee at the annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund for a portion of other expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) in order to limit the Fund’s total annual operating expenses to 0.85% of the Fund’s average daily net assets. The contractual agreement is in effect through July 31, 2027 and may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to

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recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The following table provides information about the management fees that the Fund accrued for the last three fiscal years. It also provides information about the amount of management fees that the Adviser voluntarily waived and the expenses that the Adviser reimbursed in order to reduce the operating expenses of the Fund during that year and any expenses and/or past waived management fees recouped by the Adviser.

Fiscal Year Ended	Management Fees Accrued	Management Fees (Waived)/Recouped	Net Management Fees Paid
March 31, 2026	$ 978,266	$ (237,646)	$ 740,620
March 31, 2025	$ 751,878	$ (230,978)	$ 520,900
March 31, 2024	$ 745,838	$ (244,681)	$ 500,702

The Subadviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with the Subadviser, pursuant to which the Subadviser manages the Fund’s portfolio and makes investment decisions for the Fund. The Adviser oversees the Subadviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions. The Adviser (not the Fund) pays the Subadviser out of the management fee that it receives from the Fund.

The Subadviser is located at 535 S. Kimball Ave., Suite 140, Southlake, TX 76092. The Subadviser was formed in 1999 by Robert J. Mark, its managing member. The Subadviser provides asset management services for institutional clients, high-net worth individuals and mutual funds. The Subadviser is employee owned. Mr. Mark has controlling interest in the Subadviser.

For its sub-advisory investment services to the Fund, the Subadviser receives a fee from the Adviser, at the annual rate of 0.30% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2026, the Adviser paid the Subadviser $370,310.

General

A discussion summarizing the basis on which the Board renewed the management agreement and sub-advisory agreement is included in the Fund’s Form N-CSR dated September 30, 2025.

About the Portfolio Manager

The Fund is managed by Mr. Robert J. Mark, co-founder and Managing Member of the Subadviser (the “Portfolio Manager”). The Portfolio Manager’s compensation is not based on the investment performance of the Fund, but is a function of the overall profitability of the Subadviser.

The Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities.

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As of March 31, 2026, the Portfolio Manager was also responsible for the management of the following types of other accounts in addition to the Fund:

Robert J. Mark
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$26.6	0	$0
Other Accounts:	1,023	$560.5	0	$0

As of March 31, 2026, the Portfolio Manager owned shares of the Fund in the range shown below.

Portfolio Manager	Fund Ownership
Robert J. Mark	$500,001 - $1,000,000

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee and Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present

Current: Member, Manager, Daniel Thomas Enterprises LLC (since 2024); Trustee, OneAscent Capital Opportunities Fund (April 2024 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

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Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Advisory Board Member, AKRA Investment Services Inc. (January 2024 – present); Trustee and Chair, OneAscent Capital Opportunities Fund (April 2024 – present); Director, Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (2024 – present); Director and Chair, Advisors Charitable Gift Fund, Inc., a Donor Advised Fund (2020 - present, Chair 2025 - present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans; Trustee, Peak Income Plus Fund (May 2022 – 2024); Director, Advisors Charitable Gift Fund, a Donor Advised Fund (2020 - 2024).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: President and Chief Executive Officer Northeast Retirement Services LLC (NRS), and its subsidiary Global Trust Company (GTC). NRS is a transfer agent and fund administrator; GTC is a non-depository trust company sponsoring private investment products (2025 - present); President of BPAS Institutional Trust Services, responsible for Hand Benefit & Trust company of Puerto Rico, both are subsidiaries of BPAS (2025 - present); Chairman of the Board of Crispus Attucks Fund (2020– present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: Chief Operating Officer and Chief Risk Officer NRS, and GTC (2021 – 2024); Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 – June 2023).

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001 – present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director, Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (2024 – present); Director (Chair), President, and owner of Patron Properties, a real estate development and holding company (2015-present); Director, Al J Schneider Co., real estate holdings and hotel operator (2025 - present); Director, Level 6 Holdings, Co., cybersecurity consulting company (2025); Advisory Director, Innovait Technologies (2025 - present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023); Director, Mountain Valley Insurance Company (2016-2025); Director, First State Bank of the Southeast (2000-2025).

* The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. ** As of the date of this SAI, the Trust consists of, and each Trustee oversees, 29 series.

The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
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David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired. Interested Trustee, OneAscent Capital Opportunities Fund (April 2024 – present).

Previous: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023); Interested Trustee of Ultimus Managers Trust (January 2021 – April 2023); Interested Trustee, Peak Income Plus Fund (May 2022 – 2024); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – 2024).

Zachary P. Richmond (1980) President, May 2026 to present; Treasurer and Chief Financial Officer, November 2014 to May 2026

Current: Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024 – present).

Previous: Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019 - August 2024).

Kevin M. Traegner (1985) Treasurer and Chief Financial Officer, May 2026 to present; Assistant Treasurer, November 2020 to May 2026	Current: Assistant Vice President, Financial Administration, Ultimus Fund Solutions, LLC (2016 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present

Current: Vice President, Senior Compliance Officer of Northern Lights Compliance Services, LLC (August 2025 – present).

Previous: Vice President, Compliance Officer of Northern Lights Compliance Services, LLC (2019 – 2025); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).

Patrick Sivak (1998) Assistant Chief Compliance Officer, November 2025 to present

Current: Compliance Analyst for Ultimus Fund Solutions, LLC (May 2025 – present).

Previous: Compliance Analyst, Northern Lights Compliance Services, LLC (2025 – present); Legal Extern, Calfee, Halter & Griswold LLP (August 2023 – December 2023); Law Clerk, McCarthy Law Office (May 2023 to August 2023); Law Clerk, Immigrant and Refugee Law Center (June 2022 – August 2022).

Jessica Chase (1970) Vice President, August 2024 to present

Current: Senior Vice President, Relationship Management for Ultimus Fund Solutions, LLC (2023 – present).

Previous: President and Principal Executive Officer and Interested Trustee of Forum Funds, Forum Funds II and U.S. Global Investors Funds (2015 – June 2023); Director, Apex Funds Services (2022 – June 2023); Director, Client Relationship and Trust Management, Apex Funds Services (2019 – January 2022).

Matt Miller (1976) Vice President, November 2025 to present	Current: Vice President, Relationship Management for Ultimus Fund Solutions, LLC (2015 – present).
Jennifer L. Merchant (1975) Secretary, February 2026 to present

Current: Assistant Vice President, Legal Administration, Ultimus Fund Solutions, LLC (2022 to present).

Previous: Legal Services Director (2021 - 2022) and Legal Counsel (2019 - 2021), Washington State Treasurer; Investment Officer, Washington State Investment Board (2010 - 2019).

Angela D. Helton (1964) Assistant Secretary, August 2024 to present	Current: Paralegal, Ultimus Fund Solutions, LLC (2019 – present).
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Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2021 - present) Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).
* The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Board. He served as Chair of the Audit Committee and the Governance & Nominating Committee of the Board from May 2020 to May 2022. He has also served as trustee of three other registered investment companies, and currently serves as a Trustee of OneAscent Capital Opportunities Fund (since April 2024). Mr. Condon has been Manager and Member of Daniel Thomas Enterprises LLC since 2024. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chair of the Governance & Nominating Committee of the Board. He served as Chair of the Board from January 2017 to May 2022. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment products. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US $1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a Trustee, President (since 2023) and member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a Member, Dean’s Advisory Board, Boston University School of Theology and a Director, Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. Mr. Grant has been a Director of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. since 2024. Mr. Grant was a Trustee and Chair of the Board of Peak Income Plus Fund from May 2022 to 2024, and a Director of Advisors Charitable Gift Fund, a Donor Advised Fund, from 2020 to 2024. He returned to Advisors Charitable Gift Fund and became its Chair in 2025. He has served as an Advisory Board Member of AKRA Investment Services Inc. since January 2024 and as a Trustee and Chair of OneAscent Capital Opportunities Fund (since April 2024). He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Freddie Jacobs Jr. - Mr. Jacobs has been a Trustee of the Trust since September of 2022, and currently serves as the President and Chief Executive Officer of Northeast Retirement Services, LLC (NRS), a BPAS subsidiary, and NRS’ subsidiary Global Trust Company (GTC). Additionally, he is President of Institutional Trust Services of BPAS. Ultimus Fund Solutions, LLC has an agreement with Hand Benefits & Trust Company, a subsidiary of BPAS, to provide transfer agent, fund accounting and transfer agent services to certain clients of Hand Benefits & Trust Company. In these roles Mr. Jacobs is responsible for oversight of the strategy and profitability for the Trust companies of BPAS. Mr. Jacobs has over thirty years of experience in the investment industry, and joined NRS in November of 2013. Since joining NRS, he has served in many positions, most recently as the Chief Operating Officer and Chief Risk Officer. Prior to joining NRS Mr. Jacobs spent two years at JP Morgan where he created and lead the 40’ Act Compliance Reporting Services Team. Prior to JP Morgan he spent four years with State Street Bank as a Risk Manager for Investor Services. While at State Street he was responsible for new product reviews, new business risk assessments, risk control self-assessments, and other duties related to mitigating risks to the organization. Prior

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to State Street’s acquisition of Investors Bank and Trust (IBT) Mr. Jacobs was the Director of Operational Risk and Compliance for Mutual Fund Administration at IBT. Before joining IBT he accumulated over ten years of experience in various roles at various organizations. He was the Vice President of Fund Administration for Unified Fund Services (“UFS”, later acquired by Huntington Bank) in Indianapolis, IN, and was the CFO for the UFS sponsored Unified Series Trust. Mr. Jacobs began his career with Arthur Andersen as an auditor in Milwaukee, WI, and later worked at U.S. Bancorp Fund Services as an AVP in Fund Administration and Sunstone Financial Group (later acquired by UMB) as a Financial Analyst. Mr. Jacobs is originally from Milwaukee Wisconsin and graduated from Hampton University with a Bachelor’s degree in Accounting, and is a Certified Public Accountant.

Catharine Barrow McGauley - Ms. McGauley has been an Independent Trustee of the Trust since September of 2022 and currently serves as Chair of the Pricing & Liquidity Committee of the Board. She has over 20 years of financial services industry experience which includes institutional and individual portfolio management, securities research, and risk management. She currently serves as lead portfolio manager for Atlantic Charter Insurance (ACI), one of Massachusetts’ leading workers’ compensation insurers. Ms. McGauley also currently serves as an investment adviser for a multi-generational family office. Collectively she oversees roughly $500 million in assets. Prior to joining ACI in 2010, Ms. McGauley spent two years as an investment advisor at JP Morgan where she managed over $100 million of investments for high net worth clients. She also spent four years as a portfolio manager with Wilmington Trust/Bigham Legg Advisors where she was a voting member of the firm’s investment committee whose responsibility was to determine the core strategic and tactical allocation of assets in client accounts. In addition, she is an active investment committee member for several charities.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Audit Committee of the Board. He also has served as trustee of three other registered investment companies. From 1989 to 2021, he was an owner, director, vice president and general counsel of a company that operated 30 convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company with over 2 million rentable square feet of property under management. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler was a Director of Mountain Valley Insurance Company, a member of the Board of Directors of The Downtown Lexington Management Commission, a member of the Board of Trustees of Coaches for Kids which is affiliated with the University of Kentucky Children’s Hospital, and a member of the Advisory Board for the Baldwin-Wallace University School of Business. He has been the Director (Chair), President, and owner of Patron Properties, a land development and property holding company, since 2015. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler has been a Director of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. since 2024. He has been a Director of the A1 J Schneider Co., Level 6 Holdings (Cybersecurity) Co., and Advisory Director of Innovait Technologies since 2025. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace University and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Mr. Carson was a Trustee of Ultimus Managers Trust from January 2021 to April 2023. From 2013 to April 2023, Mr. Carson was a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013. He currently serves as an interested Trustee of OneAscent Capital Opportunities Fund (since April 2024). Mr. Carson was a Trustee of Peak Income Plus Fund from May 2022 to 2024. Mr. Carson was a Trustee of Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund from November 2022 to 2024.

Independent Trustees Messrs. Condon and Tritschler each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Mr. Grant has experience conducting due diligence on and evaluating investment advisers as an officer of a trust

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company which sponsors collective investment trusts and manages limited liability investment corporations. This means that he is qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Mr. Jacobs’ experience in the mutual funds industry, including his current role as president and chief executive officer of Northeast Retirement Systems, LLC, and Ms. McGauley’s experience in the financial industry in various portfolio management and risk management roles, provide them with the ability to review advisers’ risk management programs and other investment related risks. Mr. Carson’s previous experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

•	The Audit Committee consists of Messrs. Condon, Jacobs and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended March 31, 2026.
•	The Pricing & Liquidity Committee is responsible for reviewing fair valuation determinations and approving those for any series of the Trust that does not have a Valuation Designee. The Pricing & Liquidity Committee currently consists of Messrs. Carson and Grant, and Ms. McGauley. Any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to any meetings to review or approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended March 31, 2026.
•	The Governance & Nominating Committee consists of all of the Independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Governance & Nominating Committee currently does not accept recommendations of nominees from shareholders. The Governance & Nominating Committee met four times during the fiscal year ended March 31, 2026.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board, on behalf of the Trust, has engaged Northern Lights Compliance Services, LLC to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
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•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and other information. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically or by video conference in accordance with relief granted by the SEC to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting would be ratified at a later in-person meeting, as required by the SEC’s relief. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken via video conference pursuant to exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. At the Trustees in-person meeting in May 2022, they again ratified prior actions taken via video conference pursuant to exemptive relief. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Market Timing Reports

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2025.

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Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
David R. Carson	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$10,001 - $50,000	$100,001 - $500,000
Freddie Jacobs, Jr.	None	None
Catharine B. McGauley	$1 - $10,000	$50,001 - $100,000
Ronald C. Tritschler	None	$10,001 - $50,000

*As of the date of this SAI, the Trust consists of 29 series.

In calendar year 2026, each Trustee of the Trust will receive annual compensation of $3,240 per fund from the Trust, except that the Chair of the Audit Committee, the Chair of the Governance & Nominating Committee, and the Chair of the Pricing & Liquidity Committee will each receive annual compensation of $3,740 per fund from the Trust, and the Independent Chair of the Board will receive $3,950 per fund from the Trust. Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. For funds that have two or more sub-advisers, each Trustee shall be paid an additional $500 per sub-adviser per annum for each sub-adviser after the first.

Set forth below is the compensation paid during the last fiscal year to the Trustees on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and Trustees’ and officers’ expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable. The Trust does not compensate its officers.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Daniel J. Condon, Independent Trustee and Chair	$ 3,998	$ 0	$ 0	$ 117,208
of the Board
Kenneth G.Y. Grant, Independent Trustee and	$ 3,788	$ 0	$ 0	$ 112,549
Chair of the Governance & Nominating
Committee
Catharine B. McGauley, Independent Trustee and	$ 3,788	$ 0	$ 0	$ 111,149
Chair of the Pricing & Liquidity Committee
Ronald C. Tritschler, Independent Trustee and	$ 3,788	$ 0	$ 0	$ 112,549
Chair of the Audit Committee
Freddie Jacobs, Jr., Independent Trustee	$ 3,288	$ 0	$ 0	$ 96,724
David R. Carson, Interested Trustee	$ 3,288	$ 0	$ 0	$ 96,724

1	As of the date of this SAI, the Trust consists of 29 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser or the Subadviser, respectively. As of June 30, 2026, Charles Schwab & Co., Inc. may be deemed to control the Fund.

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The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. Although the Trust does not have information regarding the beneficial ownership of shares held in the names of DTC participants, as of June 30, 2026, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	74.29%	Record
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.51%	Record
LDL LLC 4707 Executive Drive San Diego, CA 92121	8.61%	Record
NFS LLC 499 Washington Blvd, 4th Floor Jersey City, NJ 07310	7.56%	Record

As of June 30, 2026, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. It is anticipated the portfolio turnover rate for the Fund will generally not exceed 100%. However, this should not be considered as a limiting factor. For the fiscal year ended March 31, 2025, the portfolio turnover rate was 20%. For the fiscal year ended March 31, 2026, the portfolio turnover rate was 38%. (The portfolio turnover rates exclude securities received or delivered from in-kind processing of creations or redemptions.)

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay

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such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. During the fiscal year ended March 31, 2026, no brokerage transactions were directed to brokers on the basis of research services.

The following table presents information about the brokerage commissions paid by the Fund to brokers during the last three fiscal years:

Fiscal Year Ended	Total Commissions
2024	$715
2025	$5,120
2026	$10,379

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Fund and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security.

Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

CODE OF ETHICS

The Trust, the Adviser, the Subadviser and the Distributor as defined herein have each adopted a code of ethics (each a “Code of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s and the Subadviser’s Codes of Ethics also conform to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes of Ethics from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

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The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s website. Because the Fund is an exchange-traded fund, it is required to publicly disclose its portfolio holdings daily, as described below. As further described below, the policies allow for disclosure of non-public portfolio information to third parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

The Fund discloses on the Adviser’s website at https://absoluteadvisers.com at the start of each day on which the New York Stock Exchange is open for business (“Business Day”) the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, the Distributor, the Transfer Agent, the Fund Accounting Agent, the Administrator and the Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

Each Business Day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Unites or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

PROXY VOTING POLICY

The Trust and the Subadviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates

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responsibility regarding proxy voting to the Adviser and/or Subadviser, subject to the Adviser’s and/or Subadviser’s proxy voting policy and the supervision of the Board. The Subadviser votes proxies for the Fund.

Absent mitigating circumstances and/or conflicts of interest, it is the Subadviser’s general policy to vote proxies in the best interest of the Fund’s shareholders. The Subadviser monitors corporate actions of issuers of the Fund’s portfolio securities in a manner consistent with the Subadviser’s fiduciary duty to vote proxies in the best interests of its clients.

The Trust’s policy provides that, if a conflict of interest between the Adviser, Subadviser or their affiliates and the Fund arises with respect to any proxy, the Subadviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Subadviser, is most consistent with the Subadviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Subadviser’s proxy voting policies by calling the Adviser at 1-833-267-3383. A copy of the policies will be mailed to you within three days of receipt of your request. You may obtain a copy of the Trust’s or Subadviser’s policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is available to shareholders free of charge upon request by calling or writing the Fund as described above, from the Adviser’s website, or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In

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determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair value.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Code in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

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If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);
•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares

30

of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. As of March 31, 2026, the Fund had $1,398,719 short-term capital loss carryforwards available to offset future gains, not subject to expiration. At March 31, 2026, the Fund utilized $29,329 of short-term capital loss carryforwards.

Capital losses and specified gains realized after October 31st, and net investment losses realized after December 31st may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended March 31, 2026, the Fund did not defer any late year gains or losses.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

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CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, is the Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. For the last three fiscal years, BBH received the following fees from the Fund for its services:

Fiscal Year Ended	Custody Services	Transfer Agent Services
2024	$ 19,529	$ 9,638
2025	$ 11,586	$ 9,702
2026	$ 16,680	$ 10,009

OTHER FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, acts as the Fund’s fund accountant, and administrator. Ultimus is the parent company of the Distributor. Certain officers of the Trust are employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. For the last three fiscal years, Ultimus received the following fees from the Fund for its services:

Fiscal Year Ended	Fund Accounting and Fund Administration
2024	$ 60,565
2025	$ 67,252
2026	$ 74,168

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund. For the last three fiscal years NLCS received the following fees from the Fund for its services:

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Fiscal Year Ended	Compliance
2024	$ 22,390
2025	$ 13,974
2026	$ 16,333

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2027. Its services will include auditing of the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., will provide tax services as requested.

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DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor of Creation Units for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

The Distributor is obligated to sell the shares of the Fund on a reasonable efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in this SAI are incorporated herein by reference to the Fund’s Form N-CSR, which includes the Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2026 (File No. 811-21237). You can obtain the Annual Report without charge by calling the Adviser at 1-833-267-3383. The Annual Report is also available on the Fund’s website at https://absoluteadvisers.com.

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by the NYSE Arca, Inc. The NYSE Arca, Inc. makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The NYSE Arca, Inc. is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The NYSE Arca, Inc. has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca, Inc. have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 54 to Agreement and Declaration of Trust as filed with the State of Ohio on March 2, 2026 – Filed with Registrant’s registration statement on Form N-1A dated March 27, 2026 and incorporated herein by reference.

(b)	By-laws. Bylaws of the Registrant, as adopted on October 14, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

	1.	(a)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

		(b)	Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

		(c)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Large Cap Dividend Fund, and the Crawford Small Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

	2.	(a)	Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2021 and incorporated herein by reference.

		(b)	Amended and Restated Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund - Filed with Registrant’s registration statement on Form N-1A dated April 29, 2025 and incorporated herein by reference.

	3.	(a)	Registrant’s Management Agreement with Channel Investment Partners LLC with regard to the Channel Income Fund dated August 1, 2020 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

		(b)	Assignment and Assumption Agreement among Financial Counselors, Inc., Channel Investment Partners LLC and Unified Series Trust regarding fee waiver and expense reimbursement with respect to the Channel Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2021 and incorporated herein by reference.

		(c)	Amended and Restated Operating Expense Limitation Agreement with Channel Investment Partners LLC regarding fee waiver and expense reimbursement with respect to the Channel Income Fund dated February 1, 2026 – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2026 and incorporated herein by reference.

4.		(a)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund dated February 1, 2024 – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2024 and incorporated herein by reference.

		(b)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund dated February 1, 2024 – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2024 and incorporated herein by reference.

.	(c)	Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Equity Income Fund dated February 1, 2024 – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2024 and incorporated herein by reference.

	(d)	Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Funds dated October 24, 2023 – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2024 and incorporated herein by reference.

	(e)	Investment Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund, Dean Small Cap Value Fund, and Dean Equity Income Fund dated January 1, 2024 – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2024 and incorporated herein by reference.

5.	Registrant’s Management Agreement with SBAuer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021 and incorporated herein by reference.

6.	(a)	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated December 22, 2025 and incorporated herein by reference.

7.	Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the FI Institutional Group Stock Fund for Retirement Plans, the FI Institutional Group ESG Stock Fund for Retirement Plans, the FI Institutional Group Fixed Income Fund for Retirement Plans, and the FI Institutional Group ESG Fixed Income Fund for Retirement Plans – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2021 and incorporated herein by reference.

8.	(a)	Registrant’s Management Agreement with Standpoint Asset Management, LLC with regard to the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Standpoint Asset Management, LLC regarding Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2025 and incorporated herein by reference.

	(c)	Investment Advisory Agreement between Standpoint Asset Management, LLC and Standpoint Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

9.	(a)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(b)	Amended and Restated Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(d)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(e)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute Flexible Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with Absolute Investment Advisers LLC with regard to the Absolute CEF Opportunities – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(g)	Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to the Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund (now Absolute CEF Opportunities) – Filed with Registrant’s registration statement on Form N-1A dated September 15, 2023 and incorporated herein by reference.

	(h)	Assignment and Assumption Agreement among Absolute Investment Advisers LLC, Forum Funds, and Unified Series Trust with regard to the Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund (now Absolute CEF Opportunities) – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	(i)	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC with regard to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference.

	(j)	Subadvisory Agreement between Absolute Investment Advisers LLC and Focus Partners Wealth, LLC with regard to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated March 27, 2026 and incorporated herein by reference.

	(k)	Amended and Restated Operating Expense Limitation Agreement with Absolute Investment Advisers LLC with regard to Absolute CEF Opportunities (formerly Absolute Strategies Fund) – Filed with Registrant’s registration statement on Form N-1A dated October 21, 2024 and incorporated herein by reference.

10.	(a)	Registrant’s Management Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Ballast Asset Management, LP with regard to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

11.	(a)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2021 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Large Cap Core ETF – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2024 and incorporated herein by reference.

	(c)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(d)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2026 and incorporated herein by reference.

	(e)	Sub-Advisory Agreement between OneAscent Investment Solutions, LLC and Teachers Advisors, LLC with regard to the OneAscent Core Plus Bond ETF – Filed with Registrant’s registration statement on Form N-1A dated March 14, 2022 and incorporated herein by reference.

	(f)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(g)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 15, 2022 and incorporated herein by reference.

	(h)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2026 and incorporated herein by reference.

	(i)	Registrant’s Management Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Enhanced Small and Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

	(j)	Operating Expense Limitation Agreement with OneAscent Investment Solutions, LLC with regard to the OneAscent Enhanced Small and Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

12.	(a)	Registrant’s Management Agreement with Efficient Capital Management LLC with regard to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	(b)	Operating Expense Limitation Agreement with Efficient Capital Management LLC with regard to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	(c)	Investment Advisory Agreement between Efficient Capital Management LLC and Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	(d)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and AlphaSimplex Group, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

	(e)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and AQR Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

	(f)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Aspect Capital Limited with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

	(g)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Columbia Management Investment Advisers, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

	(h)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Crabel Capital Management, LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

	(i)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Welton Investment Partners LLC with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

		(j)	Form of Sub-Advisory Agreement between Efficient Capital Management LLC and Winton Capital Management Limited with regard to the Efficient Enhanced Multi-Asset Fund and the Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference. Redacted proprietary.

	13.	(a)	Registrant’s Management Agreement with Quantum Advisors Private Limited with regard to the Q India Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 11, 2024 and incorporated herein by reference.

		(b)	Second Amended and Restated Operating Expense Limitation Agreement with Quantum Advisors Private Limited with regard to the Q India Equity Fund - Filed with Registrant’s registration statement on Form N-1A dated April 29, 2026 and incorporated herein by reference.

	14.	(a)	Registrant’s Management Agreement with Loop Capital Asset Management – TCH LLC with regard to the LCAM Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference.

	15.	(a)	Registrant’s Management Agreement with Loop Capital Asset Management – TCH LLC with regard to the LCAM Total Return Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference.

		(b)	Operating Expense Limitation Agreement with Loop Capital Asset Management – TCH LLC with regard to the LCAM Strategic Income Fund and the LCAM Total Return Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference.

		(c)	Amended and Restated Operating Expense Limitation Agreement for LCAM Strategic Income Fund dated March 13, 2026 – Filed with Registrant’s registration statement on Form N-1A dated March 27, 2026 and incorporated herein by reference.

(e)	Underwriting Contracts.

	1.	(a)	Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated July 1, 2025 – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference. Redacted proprietary.

	2.	(a)	Distribution Agreement between Registrant and Northern Lights Distributors, LLC – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference. Redacted proprietary.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

	1.	Registrant’s Custodian Agreement with Huntington National Bank dated October 15, 2010, assigned to Argent Institutional Trust Company on March 2, 2026 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference. Redacted proprietary.

	2.	(a)	Registrant’s Custodian Agreement with U.S. Bank, N.A. dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Registrant’s Custodian Agreement with U.S. Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference. Redacted proprietary.

	3.	(a)	Registrant’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	Eighth Amendment to Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. reflecting current schedule of ETFs – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference.

	4.	(a)	Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2021 and incorporated herein by reference.

		(b)	U.S. Bank National Association Acknowledgement of Assumption of Custodial Duties – Filed with Registrant’s registration statement on Form N-1A dated October 27, 2021 and incorporated herein by reference.

	5.	Registrant’s Custodian Agreement with Fifth Third Bank, National Association – Filed with Registrant’s registration statement on Form N-1A dated November 9, 2021 and incorporated herein by reference.

(h)	Other Material Contracts.

	1.	(a)	Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC – Filed with Registrant’s registration statement on Form N-1A dated August 24, 2021 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC (Notices) – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference.

		(c)	Amendment to Amended and Restated Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC (Schedule A) – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference. Redacted proprietary.

	2.	(a)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference. Redacted proprietary.

		(b)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (N-CEN N-PORT) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

		(c)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (ETF Accounting) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

		(d)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (ETF Administration) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference.

		(e)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Derivatives) – Filed with Registrant’s registration statement on Form N-1A dated February 22, 2023 and incorporated herein by reference. Redacted proprietary.

		(f)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Tax Provisioning) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference. Redacted proprietary.

		(g)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Shareholder Servicing Fees) – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

		(h)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Notices) – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference.

		(i)	Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Schedule A) – Filed with Registrant’s registration statement on Form N-1A dated August 20, 2025 and incorporated herein by reference.

(j) Amendment to Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Tailored Shareholder Reports) – Filed with Registrant’s registration statement on Form N-1A dated May 29, 2024 and incorporated herein by reference. Redacted proprietary.

	3.	Form of Authorized Participant Agreement for ETFs – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	4.	Registrant’s Investment Agreement with 360 Funds for Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	5.	Registrant’s Fund of Funds Investment Agreement with Fidelity Rutland Square Trust II for Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 15, 2023 and incorporated herein by reference.

	6.	Registrant’s Administrative Services Plan for the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	7.	Registrant’s Fund of Funds Investment Agreement with The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II for Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2025 and incorporated herein by reference.

(i)	Legal Opinion and Consent.

	1.	Legal opinion and consent – The Legal Opinion of Thompson Hine was filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference. The legal consent is filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.

	1.	Revised Rule 12b-1 Distribution Plan for Crawford Large Cap Dividend Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	Rule 12b-1 Distribution Plan for Channel Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

	3.	Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	4.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	5.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	6.	Rule 12b-1 Distribution Plan with respect to the Class A Shares of the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	7.	Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Q India Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 11, 2024 and incorporated herein by reference.

(n)	Rule 18f-3 Plans.

	1.	Amended and Restated Rule 18f-3 Plan for Crawford Large Cap Dividend Fund, and Crawford Small Cap Dividend Fund - Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Rule 18f-3 Plan for Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	3.	Rule 18f-3 Plan for Absolute Convertible Arbitrage Fund – Filed with Registrant’s registration statement on Form N-1A dated September 5, 2023 and incorporated herein by reference.

	4.	Rule 18f-3 Plan for Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	5.	Rule 18f-3 Plan for Q India Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 11, 2024 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 12, 2025 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2021 and incorporated herein by reference.

	3.	Code of Ethics adopted by Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A dated November 13 2023 and incorporated herein by reference.

	4.	Dean Investment Associates, LLC and Dean Financial Services, LLC Code of Ethics and Insider Trading Policy - Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	5.	Dean Capital Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 3, 2021 and incorporated herein by reference.

	6.	Fisher Asset Management, LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated December 27, 2024 and incorporated herein by reference.

	7.	Channel Investment Partners LLC Code of Ethics - Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

	8.	SBAuer Funds, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2021 and incorporated herein by reference.

	9.	Crawford Investment Counsel, Inc. Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2025 and incorporated herein by reference.

	10.	Standpoint Asset Management, LLC Code of Ethics – Filed with Registrant’s registration on Form N-1A dated February 27, 2025 and incorporated herein by reference.

	11.	Absolute Investment Advisers LLC Code of Ethics – Filed herewith.

	12.	St. James Investment Company, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2023 and incorporated herein by reference.

	13.	Ballast Asset Management, LP Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

	14.	OneAscent Investment Solutions, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2025 and incorporated herein by reference.

	15.	Teachers Advisors, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2024 and incorporated herein by reference.

	16.	Focus Partners Wealth, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated March 27, 2026 and incorporated herein by reference.

	17.	Efficient Capital Management LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated September 29, 2025 and incorporated herein by reference.

	18.	AlphaSimplex Group, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated September 29, 2025 and incorporated herein by reference.

	19.	AQR Capital Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	20.	Aspect Capital Limited Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated September 29, 2025 and incorporated herein by reference.

	21.	Columbia Management Investment Advisers, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	22.	Crabel Capital Management, LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	23.	Welton Investment Partners LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated September 29, 2025 and incorporated herein by reference.

	24.	Winton Capital Management Limited Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

	25.	Quantum Advisors Private Limited Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated October 11, 2024 and incorporated herein by reference.

	26.	Loop Capital Asset Management – TCH LLC Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference.

(q)	Proxy Voting Policies.

	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

	2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	3.	Proxy Voting Policy and Procedures adopted by Channel Investment Partners LLC – Filed with Registrant’s registration statement on Form N-1A dated July 31, 2020 and incorporated herein by reference.

	4.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

	5.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	6.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund and each of the FI Institutional Group Funds – Filed with Registrant’s registration statement on Form N-1A dated December 27, 2018 and incorporated herein by reference.

	7.	Proxy Voting Policy adopted by Standpoint Asset Management, LLC as adviser to Standpoint Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated October 28, 2019 and incorporated herein by reference.

	8.	Proxy Voting Policy adopted by Absolute Investment Advisers, LLC as adviser to Absolute Select Value ETF, Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute CEF Opportunities and Absolute Flexible Fund – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2024 and incorporated herein by reference.

9.	Proxy Voting Policy adopted by Ballast Asset Management, LP as adviser to the Ballast Small/Mid Cap ETF – Filed with Registrant’s registration statement on Form N-1A dated November 20, 2020 and incorporated herein by reference.

10.	Proxy Voting Policy adopted by OneAscent Investment Solutions, LLC as adviser to OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent Enhanced Small and Mid Cap ETF, the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2025 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by Dean Capital Management, LLC as sub-adviser to each of the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated November 18, 2022 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Focus Partners Wealth, LLC as sub-adviser to the Absolute Capital Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated March 27, 2026 and incorporated herein by reference.

13.	Proxy Voting Policy adopted by St. James Investment Company, LLC as sub-adviser to the Absolute Select Value ETF – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2023 and incorporated herein by reference.

14.	Proxy Voting Policy adopted by Efficient Capital Management, LLC as adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

15.	Proxy Voting Policy adopted by AlphaSimplex Group, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

16.	Proxy Voting Policy adopted by AQR Capital Management, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

17.	Proxy Voting Policy adopted by Aspect Capital Limited as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

18.	Proxy Voting Policy adopted by Columbia Management Investment Advisers, LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

19.	Proxy Voting Policy adopted by Welton Investment Partners LLC as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

20.	Proxy Voting Policy adopted by Winton Capital Management Limited as a sub-adviser to the Efficient Enhanced Multi-Asset Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2024 and incorporated herein by reference.

21.	Proxy Voting Policy adopted by Quantum Advisors Private Limited as adviser to the Q India Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 11, 2024 and incorporated herein by reference.

22.	Proxy Voting Policy adopted by Loop Capital Asset Management – TCH LLC as adviser to the LCAM Strategic Income Fund and the LCAM Total Return Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2025 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Dean Funds’ investment adviser, Dean Investment Associates LLC, is wholly owned and controlled by C.H. Dean, LLC. The C.H. Dean Companies, LLC holds the controlling interest in C.H. Dean, LLC. The Funds’ sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. As of June 30, 2026, Dennis D. Dean Trust dated 7/25/23 and Terence M. Dean Trust dated 2/24/16 were deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2026, The C.H. Dean Companies, LLC owned 1.32%, the Dennis D. Dean Trust owned 0.76% and the Terence M. Dean Trust owned 0.88% of the Dean Mid Cap Fund. Further, as of June 30, 2026, the Terence M. Dean Trust owned 0.38% of the Dean Small Cap Fund. As of June 30, 2026, the Terence M Dean Trust owned 0.99% of the Dean Equity Income Fund. As a result, the Dean Mid Cap Fund, Dean Small Cap Fund, and Dean Equity Income Fund may be deemed to be under common control with its investment adviser and sub-adviser. Each of the above-named companies is organized under the laws of Ohio.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of December 28, 2025 the Adviser owned 100% of the shares of the Tactical Multi-Purpose Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. As of December 28, 2025 the Adviser owned 100% of the shares of the FI Institutional Group Stock Fund for Retirement Plans, the FI Institutional Group ESG Stock Fund for Retirement Plans, the FI Institutional Group Fixed Income Fund for Retirement Plans, the FI Institutional Group ESG Fixed Income Fund for Retirement Plans. As a result, each of these Funds may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. John H. Crawford, III, Mr. John H. Crawford, IV, and Mr. David B. Crawford each own more than 25% of the Crawford Funds’ investment adviser, Crawford Investment Counsel, Inc. As such, they control the Adviser. As of March 31, 2026, more than 25% of the shares of the Funds were owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority and it is anticipated that this will be the case in the future. As a result, the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and the Crawford Multi-Asset Income Fund may be deemed to be under common control with Crawford Investment Counsel, Inc., which is organized under the laws of Georgia.

Mr. Robert C. Auer owns 70% of the Auer Growth Fund’s investment adviser, SBAuer Funds, LLC, and, as of February 28, 2026, owned 8.69% of Auer Growth Fund (the “Auer Fund”). As a result, the Auer Fund may be deemed to be under common control with SBAuer Funds, LLC, which is organized under the laws of Indiana.

Item 30.	Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Northern Lights Distributors, LLC provides that the Trust agrees to indemnify and hold harmless the Distributor and each of its managers and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Trust’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Trust’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Trust, the Trust’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the 1933 Act, or (vi) all actions taken by Distributor hereunder resulting from Distributor’s reliance on instructions received from an officer, agent or approved service provider of the Trust.

The Distribution Agreement with Northern Lights Distributors, LLC further provides that the Distributor covenants and agrees that it will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees and disbursements incurred in connection therewith) arising out of or based upon any Disqualifying Conduct by Distributor in connection with the offering and sale of any Shares.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Large Cap Dividend Fund, the Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part 1 available on the Investment Adviser Public Disclosure website (“IAPD”).

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part 1 available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach, Steven Roth and Kevin Laub serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part 1 available on the IAPD.

4.	Channel Investment Partners LLC (“Channel”) serves as the investment adviser to the Channel Income Fund. Mr. Matthew Duch is the sole owner, Managing Member, President, Chief Investment Officer and Chief Compliance Officer of Channel. Further information about Channel can be obtained from the Form ADV Part 1 available on the IAPD.

5.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Ronald Brock is an executive officer of SBA. Mr. Robert Auer and Sheaff Brock Capital Management, LLC are owners of SBA. Mr. David Gilreath and Mr. Ronald Brock are members of Sheaff Brock Investment Advisors, LLC (“Sheaff Brock”). Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part 1 available on the IAPD.

6.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund and each of the FI Institutional Group Funds, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part 1 available on the IAPD.

7.	Standpoint Asset Management, LLC (“Standpoint”) serves as the adviser to the Standpoint Multi-Asset Fund. Standpoint Group, LLC is the majority owner of Standpoint. Eric Crittenden, William Bologna, Courtney Stover, Shawn Serikov, and Matthew Kaplan, who are operators and employees of Standpoint, own Standpoint Group, LLC. Further information about Standpoint can be obtained from its Form ADV Part 1 available on the IAPD.

8.	Absolute Investment Advisers LLC (“Absolute”) serves as the adviser to the Absolute Select Value ETF, the Absolute Capital Opportunities Fund, the Absolute Convertible Arbitrage Fund, the Absolute Flexible Fund, and Absolute CEF Opportunities. Absolute is owned and controlled by James Compson and Brian Hlidek, who are employees of Absolute. Further information about Absolute can be obtained from its Form ADV Part 1 available on the IAPD.

9.	St. James Investment Company, LLC (“St. James”) serves as the subadviser to the Absolute Select Value ETF. St. James is owned and controlled by Robert Mark through Sibelius Holdings, LLC of which he is the sole controlling member, and Larry Redell. Further information about St. James can be obtained from its Form ADV Part 1 available on the IAPD.

10.	Ballast Asset Management, LP (“Ballast”) serves as the adviser to the Ballast Small/Mid Cap ETF. Ballast is owned and controlled by Inverdale Capital Management, LLC, which is owned and controlled by Ryan Martin and William Hardy. Further information about Ballast can be obtained from its Form ADV Part 1 available on the IAPD.

11.	OneAscent Investment Solutions, LLC (“OAIS”) serves as the adviser to the OneAscent Large Cap Core ETF, the OneAscent Core Plus Bond ETF, the OneAscent Enhanced Small and Mid Cap ETF, the OneAscent International Equity ETF and the OneAscent Emerging Markets ETF. OAIS is owned and controlled by OneAscent Holdings, LLC (“OAH”). Harry N. Pearson is the majority owner of OAH. Further information about OAIS can be obtained from its Form ADV Part 1 available on the IAPD.

12.	Teachers Advisors, LLC (“TAL”) serves as the subadviser to the OneAscent Core Plus Bond ETF. TAL is owned and controlled by Nuveen Finance, LLC which is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is a subsidiary, and represents the asset management division, of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is the ultimate principal owner of TA. Further information about TAL can be obtained from its Form ADV Part 1 available on the IAPD.

13.	Focus Partners Wealth, LLC (“Focus”) serves as the subadviser to the Absolute Capital Opportunities Fund. Focus is owned and controlled by Focus Operating, LLC which is owned and controlled by Focus Financial Partners, LLC, which is owned and controlled by Focus Financial Partners Inc. Further information about Focus can be obtained from its Form ADV Part 1 available on the IAPD.

14.	Efficient Capital Management LLC (“Efficient”) serves as the adviser to the Efficient Enhanced Multi-Asset Fund. Efficient is owned and controlled by Efficient Capital Holdings, LLC (“ECH”). ECH is owned and controlled by Jaffarian Management Company, LLC, which is in turn controlled by Ernest Lee Jaffarian, and Trula Madsen Jaffarian. Further information about Efficient can be obtained from its Form ADV Part 1 available on the IAPD.

15.	AlphaSimplex Group, LLC (“AlphaSimplex”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. AlphaSimplex is owned and controlled by Virtus Partners, Inc. (“VPI”). VPI is owned and controlled by Virtus Investment Partners, Inc. Further information about AlphaSimplex can be obtained from its Form ADV Part 1 available on the IAPD.

16.	AQR Capital Management, LLC (“AQR”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. AQR is owned and controlled by AQR Capital Management Holdings, LLC (“AQR Holdings”). AQR Holdings is owned by AQR Capital Management Group, L.P. (“AQR Group”) and Topspin Acquisition, LLC, and is controlled by AQR Group. AQR Group is controlled directly and indirectly by Clifford Scott Asness. Further information about AQR can be obtained from its Form ADV Part 1 available on the IAPD.

17.	Aspect Capital Limited (“Aspect”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Anthony Todd James owns a controlling interest in Aspect. Further information about Aspect can be obtained from its Form ADV Part 1 available on the IAPD.

18.	Columbia Management Investment Advisers, LLC (“CMIA”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. CMIA is owned and controlled by Ameriprise Financial, Inc., a publicly traded company. Further information about CMIA can be obtained from its Form ADV Part 1 available on the IAPD.

19.	Crabel Capital Management, LLC (“Crabel”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Crabel Investments Group, LLC (“CIG”) owns a controlling interest in Crabel. CIG is owned and controlled by Crabel Holdings LLC which is in turn owned and controlled by William Harrison Crabel. Further information about Crabel can be obtained from its Form ADV Part 1 available on the IAPD.

20.	Welton Investment Partners LLC (“Welton”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Welton Investment Corporation (“WIC”) owns a controlling interest in Welton. WIC is owned and controlled by The Welton Family Trust Dated January 28, 1992. Further information about Welton can be obtained from its Form ADV Part 1 available on the IAPD.

21.	Winton Capital Management Limited (“Winton”) serves as a subadviser to the Efficient Enhanced Multi-Asset Fund. Winton Group Limited (“WGL”) owns a controlling interest in Winton. WGL is owned and controlled by David Winton Harding. Further information about Winton can be obtained from its Form ADV Part 1 available on the IAPD.

22.	Quantum Advisors Private Limited (“Quantum”) serves as the adviser to the Q India Equity Fund. Quantum is owned and controlled by HWIC Asia Fund Class Q Shares (“HWC Asia”) and Ajit Dayal. HWC Asia is owned and controlled by United States Fire Insurance Company, which is in turn controlled by Crum & Forster Holdings Corp. Further information about Quantum can be obtained from its Form ADV Part 1 available on the IAPD.

23.	Loop Capital Asset Management – TCH LLC (“LCAM”) serves as the adviser to the LCAM Strategic Income Fund and the LCAM Total Return Fund. LCAM is owned and controlled by Loop Capital Asset Management LLC. Loop Capital Asset Management LLC is owned and controlled by Loop Capital LLC, which is in turn controlled by Loop Capital Holdings LLC, which is in turn owned and controlled by James Reynolds. Further information about LCAM can be obtained from its Form ADV Part 1 available on the IAPD.

Item 32.	Principal Underwriters.

1.	(a)	Ultimus Fund Distributors, LLC is the principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Axxes Private Markets Fund

Axxes Opportunistic Credit Fund

Beacon Pointe Multi-Alternative Fund

Booster Income Opportunities Fund

Bruce Fund, Inc.
CM Advisors Family of Funds
Caldwell & Orkin Funds, Inc.

Cantor Fitzgerald Commodity Strategy Trust

Cantor Select Portfolios Trust

Cantor Fitzgerald Infrastructure Fund

Cantor Fitzgerald Variable Insurance Fund
Capitol Series Trust

CAZ Strategic Opportunities Fund
Centaur Mutual Funds Trust
Chesapeake Investment Trust
Commonwealth International Series Trust
Conestoga Funds

Connors Funds

Cyber Hornet Trust

Dynamic Alternatives Fund

Eubel Brady & Suttman Mutual Fund Trust

Exchange Place Advisors Trust

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Markets Fund
Flat Rock Enhanced Income Fund

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

HC Capital Trust

Hussman Investment TrustJames Advantage Funds

Johnson Mutual FundsLind Capital Partners Municipal Credit Income Fund
MidBridge Private Markets Fund

MSS Series Trust

New Age Alpha Funds Trust

New Age Alpha Variable Funds Trust

Oak Associates Funds

OneAscent Capital Opportunities Fund

OneFund Trust

Papp Investment Trust

Peachtree Alternative Strategies Fund

PennantPark Investment Advisers

Plumb Funds

Prospect Enhanced Yield Fund

Private Debt & Income Fund

RM Opportunity Trust

Sardis Credit Opportunities Fund

Schwartz Investment Trust
Segall Bryant & Hamill Trust
The Cutler Trust
The Investment House Funds
Ultimus Managers Trust
Unified Series Trust
Valued Advisers Trust

VELA Funds

Volumetric Fund

Waycross Independent Trust

WesMark Funds

Williamsburg Investment Trust
XD Fund Trust

Yorktown Funds

83 Investment Group Income Fund

(b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None

Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal and AML Compliance Officer	None
Greg Evans	Financial Operations Principal	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

2.	(a)	Northern Lights Distributors, LLC is the principal underwriter for some series of the Trust. Northern Lights Distributors serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Atlas U.S. Tactical Income Fund, Inc., Atlas U.S. Government Money Market Fund, Inc., Boyar Value Fund Inc., Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, Princeton Everest Fund, US Treasury Fund, Segall Bryant & Hamill Trust (ETF), The Saratoga Advantage Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Zacks Trust, Ultimus Manager’s Trust (ETF), Capitol Series Trust (ETF), Valued Advisers Trust (ETF), and Unified Series Trust (ETF).

(b)	The officers of Northern Lights Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Bill Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Treasurer, FINOP, CCO and AML Officer	None
David James	Manager	None
Greg Evans	Financial Operations Principal	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of the Distributor and each of the above-named persons is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Argent Institutional Trust Company

4343 Eastern Commons, Suite 120

Columbus, OH 43219

U.S. Bank, National Association

1555 N. Rivercenter Drive

Milwaukee, WI 53212

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Fifth Third Bank, National Association

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

SBAuer Funds, LLC
580 E Carmel Dr, Ste 350

Carmel, IN 46032

Crawford Investment Counsel, Inc.
600 Galleria Parkway SE

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC
7400 West 130th Street, Suite 350
Overland Park, KS 66213

Channel Investment Partners LLC

3101 Wilson Blvd., Ste 500

Arlington, VA 22201

Fisher Asset Management, LLC

6500 International Pkwy, Suite 2050

Plano, TX 75093

Standpoint Asset Management, LLC

8777 N. Gainey Center Drive, Suite 200

Scottsdale, AZ 85258

Absolute Investment Advisers LLC

82 S. Barrett Square, Unit 2G

Rosemary Beach, FL 32461

Focus Partners Wealth, LLC

190 Carondelet Plaza, Suite 600

St. Louis, MO 63105

St. James Investment Company, LLC

535 S. Kimball Avenue, Suite 140

Southlake, TX 76092

Ballast Asset Management, LP

3879 Maple Avenue, Suite 300

Dallas, TX 75201

OneAscent Investment Solutions, LLC

23 Inverness Center Parkway

Birmingham, AL 35242

Teachers Advisors, LLC

730 Third Avenue

New York, NY 10017

Efficient Capital Management LLC

4355 Weaver Parkway, Suite 200

Warrenville, IL 60555

AlphaSimplex Group, LLC

200 State Street

Boston, MA 02109

AQR Capital Management, LLC

One Greenwich Plaza, Suite 130

3rd Floor

Greenwich, CT 06830

Aspect Capital Limited

10 Portman Square

London

United KingdomW1H 6AZ

Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Crabel Capital Management, LLC

1999 Avenue of the Stars, Suite 2550

Los Angeles, CA 90067

Welton Investment Partners LLC

Eastwood Building

San Carlos Between 5th and 6th

Carmel, CA 93921

Winton Capital Management Ltd.

1 Hooper’s Court

Knightsbridge, London

United Kingdom SW3 1AF

Quantum Advisors Private Limited

1st Floor, Apeejay House,

3 Dinshaw Vachha Road, Backbay Reclamation,

Churchgate, Mumbai, India 400020

Loop Capital Asset Management - TCH, LLC

1001 Brickell Bay Drive, Suite 2100

Miami, FL 33131

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34.	Management Services - None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on July 28, 2026.

UNIFIED SERIES TRUST

By:	Zachary P. Richmond*
Zachary P. Richmond, President

Attest:

By:	Kevin Traegner*
Kevin Traegner, Treasurer and CFO

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

David R. Carson**	Interested Trustee	July 28, 2026
David R. Carson

Zachary P. Richmond*	President	July 28, 2026
Zachary P. Richmond

Kevin Traegner*	Treasurer and CFO	July 28, 2026
Kevin Traegner

Daniel Condon**	Trustee	July 28, 2026
Daniel Condon

Ronald Tritschler**	Trustee	July 28, 2026
Ronald Tritschler

Kenneth Grant**	Trustee	July 28, 2026
Kenneth Grant

Catharine B. McGauley**	Trustee	July 28, 2026
Catharine B. McGauley

Freddie Jacobs, Jr.**	Trustee	July 28, 2026
Freddie Jacobs, Jr.

/s/ Jennifer L. Merchant
Jennifer L. Merchant, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated May 12, 2026 and filed with Registrant’s registration statement on Form N-1A dated July 29, 2026 and incorporated herein by reference.
**	Signed pursuant to a Power of Attorney dated May 12, 2026 and filed with Registrant’s registration statement on Form N-1A dated July 29, 2026 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
EX.28.p.11.	Absolute Investment Advisers LLC Code of Ethics
EX.99.i.	Legal Consent
EX.99.j.	Consent of Independent Registered Public Accounting Firm